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                              SECOND AMENDMENT TO
                          HANOVER INDEMNITY AGREEMENT

                  SECOND AMENDMENT, dated as of March 26, 1999 ("Second Amendment"), by and among RICHEMONT FINANCE S.A., a Luxembourg corporation ("Richemont"), HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), and each Borrower party to the Hanover Indemnity Agreement referred to below. Capitalized terms used but not defined herein have the meanings given to them in the Hanover Indemnity Agreement referred to below.

                  WHEREAS, Richemont, Hanover and the Borrowers are parties to that certain Hanover Indemnity Agreement, dated as of December 17, 1996 (as amended by the First Amendment thereto, dated as of February 18, 1998, the "Hanover Indemnity Agreement"); and

                  WHEREAS, Richemont, Hanover and the Borrowers wish to amend the Hanover Indemnity Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  1. As of the date hereof, Section 1 of the Hanover Indemnity Agreement is hereby amended by deleting "March 30, 1999" in the second and fourth lines thereof and substituting "March 31, 2000" therefor.

                  2. As of the date hereof, Section 7 of the Hanover Indemnity Agreement is hereby amended by deleting "March 30, 1999" in the third line thereof and substituting "March 31, 2000" therefor.

                  3. Each of Hanover and the Borrowers hereby (a) certifies that, as of the date hereof, each of the representations and warranties contained in Section 10 of the Hanover Indemnity Agreement is true and correct in all material respects and (b) confirms that it has and will continue to comply with all of its obligations contained in the Hanover Indemnity Agreement.

                  4. This Second Amendment may be executed in counterparts, each of which, upon execution and delivery by the parties, shall be considered an original, and all of which, taken together, shall constitute one and the same instrument.

                  5. This Second Amendment, and all of the obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

                  6. From and after the date hereof, all references to the Hanover Indemnity Agreement contained in the Hanover Indemnity Agreement, the Guaranty and the Reimbursement Agreement, and any other documents or agreements referred to in any of them, as such documents may from time to time be amended, supplemented, modified or restated, shall be deemed to be references to the Hanover Indemnity Agreement as amended hereby. From and after the date hereof, all references to the Guaranty and the Reimbursement Agreement contained in the Hanover Indemnity Agreement, and any other documents or agreements referred to in any of them, as such documents may from time to time be amended, supplemented, modified or restated, shall be deemed to be references to such agreements as amended on February 18, 1998 and as of the date hereof. From and after the date hereof, all references










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to the Letters of Credit contained in the Hanover Indemnity Agreement, the
Guaranty and the Reimbursement Agreement, and any other documents or agreements referred to in any of them, as such documents may from time to time be amended, supplemented, modified or restated, shall be deemed to be references to the Letters of Credit issued by UBS, A.G., Stamford Branch for the account of Hanover and numbered S567169, S567170 and S567171, each as amended as of the date hereof to extend the expiration date of each to March 31, 2000.

                            [Signature pages follow]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Second Amendment to be executed as of the date first above written.


                                       RICHEMONT FINANCE S.A.


                                       By:  /s/  J DU PLESSIS
                                          -------------------------------
                                       Name:   J du Plessis
                                       Title:

                                       By:  /s/  A. GRIEVE
                                          -------------------------------
                                       Name:  A. Grieve
                                       Title:


                                       HANOVER DIRECT, INC.


                                       By: /s/  ROBERT VILL
                                          -------------------------------
                                       Name:    Robert Vill
                                       Title:   VP Finance-Treasurer


                                       HANOVER DIRECT PENNSYLVANIA, INC.


                                       By: /s/  ROBERT VILL
                                          -------------------------------
                                       Name:    Robert Vill
                                       Title:   VP Finance-Treasurer


                                       BRAWN OF CALIFORNIA, INC.


                                       By: /s/  ROBERT VILL
                                          -------------------------------
                                       Name:    Robert Vill
                                       Title:   VP Finance-Treasurer


                                       GUMP'S BY MAIL, INC.


                                       By: /s/  ROBERT VILL
                                          -------------------------------
                                       Name:    Robert Vill
                                       Title:   VP Finance-Treasurer



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                                       GUMP'S CORP.


                                       By: /s/  ROBERT VILL
                                          -------------------------------
                                       Name:    Robert Vill
                                       Title:   VP Finance-Treasurer


                                       THE COMPANY STORE, INC.


                                       By: /s/  ROBERT VILL
                                          -------------------------------
                                       Name:    Robert Vill
                                       Title:   VP Finance-Treasurer


                                       TWEEDS, INC.


                                       By: /s/  ROBERT VILL
                                          -------------------------------
                                       Name:    Robert Vill
                                       Title:   VP Finance-Treasurer


                                       LWI HOLDINGS, INC.


                                       By: /s/  ROBERT VILL
                                          -------------------------------
                                       Name:    Robert Vill
                                       Title:   VP Finance-Treasurer


                                       AEGIS CATALOG CORPORATION


                                       By: /s/  ROBERT VILL
                                          -------------------------------
                                       Name:    Robert Vill
                                       Title:   VP Finance-Treasurer


                                       HANOVER DIRECT VIRGINIA INC.


                                       By: /s/  ROBERT VILL
                                          -------------------------------
                                       Name:    Robert Vill
                                       Title:   VP Finance-Treasurer